Other non-current assets (Tables)	12 Months Ended
Dec. 31, 2022
Subclassifications of assets, liabilities and equities [abstract]
Schedule of other non-current assets
The following is a table summarizing the components of our Other non-current assets as of December 31, 2022 and 2021:

	At December 31,
In thousands of U.S. dollars	2022	2021
Scorpio LR2 Pool Ltd. pool working capital contributions (1)	$25,500	$35,700
Scorpio MR Pool Ltd. pool working capital contributions(1)	22,000	25,200
Scorpio Handymax Tanker Pool Ltd. pool working capital contributions (1)	5,661	5,661
Scorpio LR1 Pool Ltd. pool working capital contributions(1)	—	6,600
Working capital contributions to Scorpio Pools	53,161	73,161

Seller's credit on sale leaseback vessels (2)	11,430	10,793
Deposits for exhaust gas cleaning system ("scrubbers") (3)	9,737	15,840
Investment in dual fuel tanker joint venture (4)	7,672	5,736
Investment in BWTS supplier (5)	1,751	1,751
Capitalized loan fees (6)	—	1,635
Other	3	47
	$83,754	$108,963
 (1)    Upon entrance into the Scorpio LR2, LR1, MR, and Handymax Pools, all vessels are required to make initial working capital contributions of both cash and bunkers. Initial working capital contributions are repaid, without interest, upon a vessel’s exit from the pool. Bunkers on board a vessel exiting the pool are credited against such repayment at the actual invoice price of the bunkers. For all owned vessels, we assume that these contributions will not be repaid within 12 months and are thus classified as non-current within Other Assets on the consolidated balance sheets. For chartered-in vessels we classify the amounts as current (within Accounts Receivable) or non-current (within Other Assets) according to the expiration of the contract.
(2)     The seller's credit on vessels sold and leased back represents the present value of the deposits of $4.35 million per vessel ($13.1 million in aggregate) that was retained by the buyer as part of the 2017 sale and operating leaseback transactions for STI Beryl, STI Le Rocher and STI Larvotto, which is described in Note 6. This deposit will either be applied to the purchase price of the vessel if a purchase option is exercised or refunded to us at the expiration of the agreement. The present value of this deposit has been calculated based on the interest rate that is implied in the lease, and the carrying value will accrete over the life of the lease, through interest income, until expiration. We recorded $0.6 million and $0.6 million as interest income as part of these agreements during each of the years ended December 31, 2022 and 2021, respectively.
(3)     From August 2018 through September 2019, we entered into agreements with two separate suppliers to retrofit a total of 98 of our tankers with scrubbers for total consideration of $146.6 million (which excludes installation costs). Deposits paid for these systems are reflected as investing cash flows within the consolidated statement of cash flows. In April 2020, we reached an agreement to postpone the purchase and installation of scrubbers on 19 of our vessels. In August 2021, we declared options to purchase and install scrubbers on six vessels (five LR1s and an LR2). These scrubbers were installed within the first half of 2022.
(4)    In August 2021, we acquired a minority interest in a portfolio of nine product tankers, consisting of five dual-fuel MR methanol tankers (built between 2016 and 2021) which, in addition to traditional petroleum products, are designed to both carry methanol as a cargo and to consume it as a fuel, along with four ice class 1A LR1 product tankers. The dual-fuel MR methanol tankers are currently on long-term time charter contracts greater than five years. As part of this agreement, we acquired a 50% interest in a joint venture that ultimately has a minority interest in the entities that own the vessels for final consideration of $6.7 million. In November 2022, we contributed an additional $1.75 million to the joint venture to increase the joint venture's ownership interest in one of the LR1 tankers. We account for our interest in this joint venture using the equity method pursuant to IFRS 11 - Joint arrangements. Under this guidance, the investment is initially measured at cost, and the carrying amount of the investment is adjusted in subsequent periods based on our share of profits or losses from the joint venture (adjusted for any fair value adjustments made upon initial recognition). Any distributions received from the joint venture reduce the carrying amount.
We recorded $0.7 million and $0.6 million as our share of net income resulting from this joint venture during the years ended December 31, 2022 and 2021, respectively. The joint venture issued cash distributions of $0.5 million and $1.5 million during the years ended December 31, 2022 and 2021, respectively. The December 2021 cash distribution arose primarily as a result of the sale of two of the LR1s during the fourth quarter of 2021.
(5)    In July 2018, we executed an agreement to purchase 55 BWTS from an unaffiliated third-party supplier for total consideration of $36.2 million. These systems have been, or are expected to be installed over the subsequent five years, as each respective vessel under the agreement comes due for its International Oil Pollution Prevention, or IOPP, renewal survey. Upon entry into this agreement, we also obtained a minority equity interest in this supplier for no additional consideration. We have determined that of the total consideration of $36.2 million, $1.8 million was attributable to the minority equity interest.
    Since July 2018, aggregate deposits of $36.1 million have been made, of which $34.3 million has been reclassified to "Vessels" upon the installation of these systems. The remaining $1.8 million of this amount has been recorded as the aforementioned minority equity interest, which is being accounted for as a financial asset under IFRS 9. Deposits paid for these systems are reflected as investing cash flows within the consolidated statement of cash flows. Under the terms of the agreement, we were granted a put option, exercisable after one year following the date of the agreement, whereby we can put the shares back to the supplier at a predetermined price. The supplier was also granted a call option, exercisable two years following the date of the agreement, whereby it can buy the shares back from us at a predetermined price, which is greater than the strike price of the put option. Given that the value of this investment is contractually limited to the strike prices set forth in these options, we have recorded the value of the investment at the put option strike price, or $1.8 million in aggregate. The difference in the aggregate value of the investment, based on the spread between the exercise prices of the put and call options, is $0.6 million. We consider this value to be a Level 3 fair value measurement, as this supplier is a private company, and the value has been determined based on unobservable market data (i.e. the proceeds that we would receive if we exercised our put option in full).
(6)    Represents upfront loan fees on credit facilities that are expected to be used to partially finance the purchase and installation of scrubbers or refinance the indebtedness on certain vessels. These fees are reclassified as deferred financing fees (net of Debt) when the tranche of the loan to which the vessel relates is drawn.